UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2022

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered sales of equity securities.

The information set forth in Item 5.02 under “Approval of Forms of Award Agreement and Equity Awards” of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Forms of Award Agreement and Equity Awards

On March 28, 2022, the Board of Directors (the “Board”) of Superior Energy Services, Inc. (the “Company”) and the compensation committee of the Board (the “Compensation Committee”) approved new forms of restricted stock unit (“RSU”) award agreements and forms of performance stock unit (“PSU”) award agreements (collectively, the “Award Agreements”) under the Company’s 2021 Management Incentive Plan.

Awards made under the forms of RSU award agreements for the Company’s employees generally vest in three equal annual installments over the three-year period, subject to earlier vesting in connection with certain specified corporate transactions set forth in the forms of PSU award agreements and the grantee’s continued employment through the applicable vesting date, and forfeiture on terms and conditions set forth in the forms of RSU award agreements. Awards made under the forms PSU award agreements may be earned between 25% and 100% of the target award based on achievement of share price goals set forth in the forms of PSU award agreements and will vest to the extent that share price goals are achieved following the completion of certain specified corporate transactions that occur prior to March 23, 2025, subject to the grantee’s continued employment through the applicable vesting date and earlier forfeiture on terms and conditions set forth in the forms of PSU award agreements.

In connection with their Employment Agreements (as defined below), each of the Award Agreements were used to grant equity-based awards in the form of restricted stock units to Brian K. Moore, the Company’s President and Chief Executive Officer, James W. Spexarth, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, Michael J. Delahoussaye, President, Workstrings International, and Deidre D. Toups, President, Specialized Rental Services Division, with respect to the following numbers of units (and corresponding shares of Class B common stock of the Company) per award:

	RSUs	PSUs
Brian K. Moore	45,000	180,000
James W. Spexarth	10,300	41,199
Michael J. Delahoussaye	8,750	35,000
Deidre D. Toups	8,000	32,000

With respect to the Award Agreements entered into with Mr. Delahoussaye, in the event of a sale of Workstrings International, subject to Mr. Delahoussaye’s continued employment through the consummation of such sale, 100% of the RSUs and PSUs will vest notwithstanding the share price goals set forth in the form of PSU award agreement and, with respect to the Award Agreements entered into with Ms. Toups, in the event of a sale of Specialized Rental and Services Division, subject to Ms. Toups continued employment through the consummation of such sale, 100% of the RSUs and PSUs will vest notwithstanding the share price goals set forth in the form of PSU award agreement. The issuance of the equity awards (and any shares of the Company’s Class B common stock) pursuant to the Award Agreements is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The foregoing summary is qualified in its entirety by the forms of Award Agreements, which are filed as Exhibits 10.01, 10.2, 10.3 and 10.4, respectively, to this Form 8-K and incorporated herein by reference.

Employment Agreements

On March 28, 2022, the Board and the Compensation Committee approved employment agreements for each of Messrs. Moore, Spexarth, Delahoussaye and Ms. Toups (the “Employment Agreements”), which supersede and replace their existing employment agreements with the Company, except for Mr. Delahoussaye who was not a party to an employment agreement with the Company, and in Mr. Moore’s case also supersedes his binding term sheet with the Company disclosed in the Company’s Current Report on Form 8-K filed on January 24, 2022.

Employment Agreement for Mr. Moore

Mr. Moore’s Employment Agreement provides for an annual base salary of $750,000 and a target annual incentive award opportunity of 100% of his annual base salary, with an initial three-year term that automatically extends for an additional one-year term unless either party gives 60 days’ prior written notice of non-renewal before expiration of the then-current term.

If Mr. Moore’s employment is terminated by the Company without cause as defined in the Employment Agreement or by Mr. Moore for good reason as defined in the Employment Agreement, the Company will pay or provide Mr. Moore, in addition to his base salary through the date of termination, any earned but unpaid cash incentive compensation for the preceding calendar year, and any rights under the terms of equity awards and any medical or other welfare benefits required by law (the “Accrued Amounts”):

•

A lump-sum severance payment equal to (1) two times the sum of Mr. Moore’s annual salary plus target annual bonus; plus (2) an amount equal to Mr. Moore’s target annual bonus for the year of termination, pro-rated for the days in such calendar year that Mr. Moore was employed; and

•	Healthcare continuation benefits for up to 24 months.

The payments and benefits described above (other than the Accrued Amounts) are subject to Mr. Moore’s timely execution of a release of claims in favor of the Company.

If Mr. Moore’s employment is terminated by the Company for cause, by Mr. Moore other than for good reason or due to Mr. Moore’s death or disability, then the Company will only be required to pay to Mr. Moore or to Mr. Moore’s estate the Accrued Amounts.

Pursuant to Mr. Moore’s Employment Agreement, in consideration for future employment and the compensation opportunities set forth in his Employment Agreement, Mr. Moore consents to the Company’s termination of Severance Plan (as discussed below).

Mr. Moore will also be bound by, among other typical restrictive covenants, a 12-month post-termination non-compete covenant (unless his employment is terminated by the Company without cause or Mr. Moore terminates his employment for good reason) and a 12-month post-termination non-solicitation covenant with respect to customers and employees.

Employment Agreement for Mr. Spexarth

Mr. Spexarth’s Employment Agreement provides for an annual base salary of $425,000 and a target annual incentive award opportunity of 70% of his annual base salary, with an initial three-year term that automatically extends for an additional one-year term unless either party gives 60 days’ prior written notice of non-renewal before expiration of the then-current term.

If Mr. Spexarth’s employment is terminated by the Company without cause as defined in the Employment Agreement or by Mr. Spexarth for good reason as defined in the Employment Agreement, the Company will pay or provide to Mr. Spexarth, in addition to the Accrued Amounts:

•

A lump-sum severance payment equal to (1) two times the sum of Mr. Spexarth’s annual salary plus target annual bonus; plus (2) an amount equal to Mr. Spexarth’s pro-rated target annual bonus for the year of termination, pro-rated for the days in such calendar year that Mr. Spexarth was employed; and

•	Healthcare continuation benefits for up to 24 months.

The payments and benefits described above (other than the Accrued Amounts) are subject to Mr. Spexarth’s timely execution of a release of claims in favor of the Company.

If Mr. Spexarth’s employment is terminated by the Company for cause, by Mr. Spexarth other than for good reason or due to Mr. Spexarth’s death or disability, then the Company will only be required to pay to Mr. Spexarth or Mr. Spexarth’s estate the Accrued Amounts.

Pursuant to Mr. Spexarth’s Employment Agreement, in consideration for future employment and the compensation opportunities set forth in his Employment Agreement, Mr. Spexarth consents to the Company’s termination of its Severance Plan (as discussed below).

Mr. Spexarth will also be bound by, among other typical restrictive covenants, a 12-month post-termination non-compete covenant (unless his employment is terminated by the Company without cause or Mr. Spexarth terminates his employment for good reason) and a 12-month post-termination non-solicitation covenant with respect to customers and employees.

Employment Agreement for Mr. Delahoussaye

Mr. Delahoussaye’s Employment Agreement provides for an annual base salary no lower than the annual base salary he currently earns as an employee of the Company. Mr. Delahoussaye’s current annual base salary is $375,000 and his current target annual compensation award opportunity is equal to 70% of his annual base salary.

If Mr. Delahoussaye’s employment is terminated by the Company without cause as defined in the Employment Agreement or by Mr. Delahoussaye for good reason as defined in the Employment Agreement during the period beginning on the date that six months prior to the date of the consummation of a Change of Control as defined in the Employment Agreement and ending on the date that is two years after the date of the consummation of such Change of Control (the “Protected Period”), the Company will pay or provide, in addition to the Accrued Amounts:

•

A lump-sum severance payment equal to (1) two times the sum of Mr. Delahoussaye’s annual base salary plus target annual bonus or if no target annual bonus has been set, the actual bonus received by Mr. Delahoussaye for the previous calendar year; (2) Healthcare continuation benefits for up to 24 months; and (3) Mr. Delahoussaye’s target annual bonus for the year in which Mr. Delahoussaye’s termination occurs or if no target annual bonus has been established for the current year, the actual bonus received by Mr. Delahoussaye for the previous calendar year, in each case, pro-rated for the days in such calendar year that Mr. Delahoussaye was employed.

If Mr. Delahoussaye’s employment is terminated by the Company without cause outside of the Protected Period, the Company will pay or provide, in addition to the Accrued Amounts:

•

A lump-sum severance payment equal to (1) the sum of Mr. Delahoussaye’s annual base salary plus the target annual bonus or if no target annual bonus has been set, the actual bonus received by Mr. Delahoussaye for the previous calendar year; (2) Welfare Continuation Benefits for 12 months after termination; and (3) Mr. Delahoussaye’s target annual bonus for the year in which Mr. Delahoussaye’s termination occurs or if no target annual bonus has been set, the actual bonus received by Mr. Delahoussaye for the previous calendar year, pro-rated for the days in such calendar year that Mr. Delahoussaye was employed.

The severance payments (other than the Accrued Amounts) are subject to Mr. Delahoussaye’s timely execution of a release of claims in favor of the Company.

If Mr. Delahoussaye’s employment is terminated by the Company for cause, by Mr. Delahoussaye other than for good reason during the Protected Period or due to Mr. Delahoussaye’s death or disability, then the Company will only be required to pay to Mr. Delahoussaye or to Mr. Delahoussaye’s estate the Accrued Amounts.

Mr. Delahoussaye will also be bound by, among other typical restrictive covenants, a 12-month post-termination non-compete covenant (unless his employment is terminated by the Company without cause or Mr. Delahoussaye terminates his employment for good reason during the Protected Period) and a 12-month post-termination non-solicitation covenant with respect to customers and employees.

Employment Agreement for Ms. Toups

Ms. Toups’ Employment Agreement provides for an annual base salary no lower than the annual base salary she currently earns as an employee of the Company. Ms. Toups’ current annual base salary is $350,000 and her current target annual compensation award opportunity is equal to 70% of her annual base salary.

If Ms. Toups’ employment is terminated by the Company without cause as defined in the Employment Agreement or by Ms. Toups for good reason as defined in the Employment Agreement during the Protected Period, the Company will pay or provide, in addition to the Accrued Amounts:

•

A lump-sum severance payment equal to (1) two times the sum of Ms. Toups’ annual base salary plus target annual bonus or if no target annual bonus has been set, the actual bonus received by Ms. Toups for the previous calendar year; (2) Welfare Continuation Benefits for up to 24 months; and (3) Ms. Toups’ target annual bonus for the year in which Ms. Toups’ termination occurs or if no target annual bonus has been established for the current year, the actual bonus received by Ms. Toups for the previous calendar year, in each case, pro-rated for the days in such calendar year that Ms. Toups was employed.

If Ms. Toups’ employment is terminated by the Company without cause outside of the Protected Period, the Company will pay or provide, in addition to the Accrued Amounts:

•

A lump-sum severance payment equal to (1) the sum of Ms. Toups’ annual base salary plus the target annual bonus or if no target annual bonus has been set, the actual bonus received by Ms. Toups for the previous calendar year; (2) Healthcare continuation benefits for 12 months after termination; and (3) Ms. Toups’ target annual bonus for the year in which Ms. Toups’ termination occurs or if no target annual bonus has been set, the actual bonus received by Ms. Toups for the previous calendar year, pro-rated for the days in such calendar year that Ms. Toups was employed.

The severance payment (other than the Accrued Amounts) are subject to Ms. Toups’ timely execution of a release of claims in favor of the Company.

If Ms. Toups’ employment is terminated by the Company for cause, by Ms. Toups for other than for good reason during the Protected Period or due to Ms. Toups’ death or disability, then the Company will only be required to pay to Ms. Toups or to Ms. Toups’ estate the Accrued Amounts.

Ms. Toups will also be bound by, among other typical restrictive covenants, a 12-month post-termination non-compete covenant (unless his employment is terminated by the Company without cause or Ms. Toups terminates her employment for good reason during the Protected Period) and a 12-month post-termination non-solicitation covenant with respect to customers and employees.

The foregoing description of the Employment Agreements applicable to each of Messrs. Moore, Spexarth and Delahoussaye and Ms. Toups is a summary only and does not purport to be complete.

Severance Plan

On March 28, 2022, the Board and the Compensation Committee approved the termination of the Change of Control Severance Plan (the “Severance Plan”), subject to obtaining consents to termination of the Severance Plan from at least 75% of the Participants (as defined in the Severance Plan), including the consents received pursuant to the Employment Agreements with Messrs. Moore and Spexarth and from A. Patrick Bernard, as required by the Severance Plan. The Severance Plan automatically terminated at such time as the requisite consents from the Participants were obtained.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
*10.1	Form of Employee Restricted Stock Unit Award Agreement (Applicable Corporate Transaction)

*10.2	Form of Employee Performance Stock Unit Award Agreement (Applicable Corporate Transaction)

*10.3	Form of Employee Restricted Stock Unit Award Agreement (Applicable Corporate Transaction)

*10.4	Form of Employee Performance Stock Unit Award Agreement (Applicable Corporate Transaction)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: March 31, 2022	By:	/s/ James W. Spexarth
James W. Spexarth
Executive Vice President, Chief Financial Officer and Treasurer